EXHIBIT 99.1


                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA


UNITED STATES OF AMERICA,

           PLAINTIFF,

               v.                           Civil No: 1:01CV01237 (GK)

3D SYSTEMS CORPORATION and                  Filed:     FILED
DTM CORPORATION,                                       Aug 16, 2001

           DEFENDANTS.                      Nancy Mayer Whittington, Clerk
                                               U.S.  District Court

------------------------------          ---------------------------------------

                                 FINAL JUDGMENT

        WHEREAS, plaintiff, United States of America, filed its Complaint on June 6, 2001, plaintiff and defendants, 3D Systems Corporation ("3D") and DTM Corporation ("DTM"), by their respective attorneys, have consented to the entry of this Final Judgment without trial or adjudication of any issue of fact or law, and without this Final Judgment constituting any evidence against or admission by any party regarding any issue of fact or law;

        AND WHEREAS, defendants agree to be bound by the provisions of this Final Judgment pending its approval by the Court;

        AND WHEREAS, the essence of this Final Judgment is the prompt and certain divestiture of certain rights or assets by the defendants to assure that competition is not substantially lessened;

        AND WHEREAS, plaintiff requires defendants to make certain divestitures for the purpose of remedying the loss of competition alleged in the Complaint;

        AND WHEREAS, defendants have represented to the United States that the divestitures required below can and will be made and that defendants will later raise no claim of hardship or


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difficulty as grounds for asking the Court to modify any of the divestiture provisions contained below;

        NOW THEREFORE, before any testimony is taken, without trial or adjudication of any issue of fact or law, and upon consent of the parties, it is ORDERED, ADJUDGED AND DECREED:

                                I. JURISDICTION

        This Court has jurisdiction over the subject matter of and, for purposes of this case only, each of the parties to this action. The Complaint states a claim upon which relief may be granted against defendants under Section 7 of the Clayton Act, as amended (15 U.S.C. ss. 18).

                                 II. DEFINITIONS

        As used in this Final Judgment:

        A. "Acquirer" means the entity to whom defendants divest the Divestiture Assets.

        B. "3D" means defendant 3D Systems Corporation, a Delaware corporation with its headquarters in Valencia, California, its successors and assigns, and its subsidiaries, divisions, groups, affiliates, partnerships and joint ventures, including 3D Systems, Inc., and their directors, officers, managers, agents, and employees.

        C. "DTM" means defendant DTM Corporation, a Texas corporation with its headquarters in Austin, Texas, its successors and assigns, and its subsidiaries, divisions, groups, affiliates, partnerships and joint ventures, and their directors, officers, managers, agents, and employees.

        D. "Defendants" means, collectively or individually as the context requires, DTM and/or 3D.

        E. "Divestiture Assets" means (1) a perpetual, assignable, transferable, fully paid-up (except as permitted by Section IV(E) below), non-exclusive license (without the right to sublicense, except for establishing distribution and contracting out manufacturing) under the RP Patents to develop, test, produce, market, sell, or distribute, or to supply any support or maintenance services for, products for use only in the field of either (but not both) the SL


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Technology or the LS Technology, which technology shall be the technology currently used by the Acquirer to manufacture RP Industrial Equipment (the "Selected Technology"); and (2) the RP Assets.

        F. "North America" means Canada, Mexico and the United States.

        G. "RP Assets" means (1) a list of all North American purchasers of RP Industrial Equipment from 3D, if the Selected Technology is SL Technology, or from DTM, if the Selected Technology is LS Technology, (2) all software copyright licenses needed by Acquirer to purchase and resell both defendants' used RP Industrial Equipment in North America, and (3) at the option of the Acquirer, DTM's plant located at 1611 Headway Circle, Bldg. 1, Austin, Texas ("Plant").

        H. "RP Patents" means all North American patents owned by or licensed to defendants (including patents relating to materials and software), as of the date of filing of this Final Judgment, including all subsequent continuations, continuations-in-part, divisions, reexaminations or reissues thereof, if any, as well as any patents that have been applied for as of the date of filing of this Final Judgment but have not been issued covering technology marketed by defendants as of the date of filing of this Final Judgment, specifically including but not limited to the patents listed in Appendix I and applied for patents listed in Appendix IIA. annexed hereto, but specifically excluding those Inkjet Technology patents listed in Appendix III and applied for Inkjet Technology patents listed in Appendix IV annexed hereto and those licenses granted to 3D and DTM listed in Appendix V annexed hereto.

        I. "LS Technology" means technology (other than Inkjet Technology) that uses data to form, by heat, a three-dimensional object, layer-by-layer, from a sinterable powder material.

        J. "SL Technology" means technology (other than Inkjet Technology) that uses data to form, by radiation, a three-dimensional object, layer-by-layer, from a liquid, photocurable material.


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        K. "Inkjet Technology" shall mean and include equipment, systems, supplies, software, processes or other technology utilized in the fabrication of three-dimensional objects from jettable materials.

        L. "RP Industrial Equipment" means products or processes incorporating LS Technology or SL Technology, but not the other, and not Inkjet Technology.

        M. "Selected Technology" means whichever one of the LS Technology or the SL Technology is currently used by the Acquirer to manufacture RP Industrial Equipment.

                               III. APPLICABILITY

        A. This Final Judgment applies to 3D and DTM, as defined above, and all other persons in active concert or participation with either of them who receive actual notice of this Final Judgment by personal service or otherwise,

        B. Defendants shall require, as a condition of the sale or other disposition of all or substantially all of their assets or of lesser business units that include the Divestiture Assets, that the purchaser of the Divestiture Assets agrees to be bound by the provisions of this Final Judgment, provided, however, that defendants need not obtain such an agreement from the Acquirer.

                                IV. DIVESTITURES

        A. Defendants are ordered and directed, within one hundred twenty (120) calendar days after the filing of this Final Judgment, or five (5) days after notice of entry of this Final Judgment by the Court, whichever is later, to divest the Divestiture Assets in a manner consistent with this Final Judgment to an Acquirer acceptable to the United States, in its sole discretion. The United States, in its sole discretion, may agree to extensions of this time period of up to sixty (60) days, and shall notify the Court in such circumstances. Defendants agree to use their best efforts to divest the Divestiture Assets as expeditiously as possible.

        B. Defendants shall provide Acquirer with all software copyright licenses needed by Acquirer to purchase and resell defendants' used RP Industrial Equipment in North America,


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which licenses shall be on terms no less favorable than defendants offer to other purchasers and resellers of their used RP Industrial Equipment.

        C. The Acquirer shall be a firm that currently manufactures RP Industrial Equipment in the Selected Technology, and shall be approved by plaintiff in its sole discretion. If plaintiff does not approve a purchaser of the Divestiture Assets under this Final Judgment, any grant by defendants of a license to that purchaser shall not satisfy the requirements of this Judgment,

        D. Defendants warrant that they have the authority to convey all intellectual property included in the Divestiture Assets free and clear of any encumbrances, contractual commitments or obligations, except for the licenses granted to 3D and DTM which are identified in Appendix V annexed hereto.

        E. To the extent that any rights to the RP Patents require defendants to sublicense rights from a third party to the Acquirer, such sublicense(s) must either be fully paid-up or granted on terms no less favorable than the terms applicable to defendants. Any sublicense granted pursuant to this Final Judgment must include provisions acceptable to plaintiff that will guard against the monitoring of the Acquirer's sales or production by defendants.

        F. Nothing in this Final Judgment shall be construed to require the Acquirer, as a condition of any license granted by defendants pursuant to Sections IV(A) or (B), to extend to the defendants the right to use the Acquirer's improvements to any of the Divestiture Assets.

        G. Defendants shall not assert against Acquirer any claims (1) for patent or copyright infringement in North America for products made, sold or used pursuant to the licenses granted in accordance with Section IV(A) and (B) of this final Judgment; (2) for patent infringement in North America of the patents listed in Appendix V; or (3) that any equipment, systems, supplies, software, processes, or other technology sold by the Acquirer outside of North America prior to filing of this Final Judgment infringes in North America any patent or copyright issued or licensed to defendants in North America prior to the date of filing of this Final Judgment.

        H. In accomplishing the divestiture ordered by this Final Judgment, defendants promptly shall make known, by usual and customary means, the availability of the Divestiture


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Assets. Defendants shall inform any eligible person making inquiry regarding a possible license or purchase of the Divestiture Assets that they are being divested pursuant to this Final Judgment and provide that person with a copy of this Final Judgment except those parts filed under seal. Defendants shall offer to furnish to all prospective Acquirers, subject to customary confidentiality assurances, all information and documents relating to the Divestiture Assets customarily provided in a due diligence process except such information or documents subject to the attorney-client or work-product privileges and except customer lists and information regarding patent applications. Defendants shall make available such information to the United States at the same time that such information is made available to any other person.

        I. Defendants shall waive any non-compete clause(s) in any employment agreement(s), whether written or oral, with any of defendants' present or former employees that are currently in effect, and shall not include non-compete clauses in any future employment agreements with respect to such present or former employees for a period of two (2) years from the date of filing of this Final Judgment. Defendants shall provide the Acquirer and the United States information relating to the personnel involved in the sales, marketing and manufacturing of RP Industrial Equipment in the Selected Technology to enable the Acquirer to make offers of employment, which does not preclude defendants from seeking to retain such personnel as employees. Defendants will not interfere with any negotiations by the Acquirer to employ any of defendants' present or former employees for a period of two (2) years from the date of filing of this Final Judgment.

        J. Defendants shall permit prospective Acquirers of the Divestiture Assets to have reasonable access to personnel and to make inspections of the Divestiture Assets, other than customer lists or patent applications; access to any and all environmental, zoning, and other permit documents and information; and access to any and all financial, operational, or other documents and information customarily provided as part of a due diligence process.

        K. Defendants shall warrant to the Acquirer of the Divestiture Assets that each tangible asset will be operational on the date of sale.


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        L. Defendants shall not take any action that will Impede. jeopardize, or delay in any way the permitting, operation, or divestiture of any of the Divestiture Assets.

        M. Defendants shall warrant to the Acquirer of the Divestiture Assets that there are no material defects in the environmental, zoning or other permits pertaining to the operation of any tangible asset, and that following the sale of the Divestiture Assets, defendants will not undertake, directly or indirectly, any challenges to the environmental, zoning, or other permits relating to the operation of any of the tangible Divestiture Assets.

        N. Unless the United States otherwise consents in writing, the divestiture pursuant to Section IV, or by trustee appointed pursuant to Section V, of this Final Judgment, shall include the entire Divestiture Assets and shall be accomplished in such a way as to satisfy the United States, in its sole discretion, that the Divestiture Assets can and will be used by the Acquirer as part of a viable, ongoing commercial enterprise engaged in the sale of RP Industrial Equipment in North America, and that the divestiture will remedy the competitive harm alleged in the Complaint. The divestitures, whether pursuant to
Section IV or Section V of this Final Judgment,

        (1) shall be made to an Acquirer that, in the United States' sole judgment, has the intent and capability (including the necessary managerial, operational, technical and financial capability) of competing effectively in the business of servicing and selling RP Industrial Equipment in the United States; and

        (2) shall be accomplished so as to satisfy the United States, in its sole discretion, that none of the terms of any agreement between an Acquirer and defendants give defendants the ability unreasonably to raise the Acquirer's costs, to lower the Acquirer's efficiency, or otherwise to interfere in the ability of the Acquirer to compete effectively.

                        V. APPOINTMENT OF SALES TRUSTEE

        A. If defendants have not divested the Divestiture Assets within the time period specified in Section IV(A), defendants shall notify the United States of that fact in writing. Upon application of the United States, the Court shall appoint a trustee selected by the United States and approved by the Court to effect the divestiture of the Divestiture Assets.


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        B. After the appointment of a trustee becomes effective, only the trustee shall have the right to sell the Divestiture Assets. The trustee shall have the power and authority to accomplish the divestiture to an Acquirer acceptable to the United States at such price and on such terms as are then obtainable upon reasonable effort by the trustee, subject to the provisions of Sections IV, V, and VI of this Final Judgment, and shall have such other powers as this Court deems appropriate. Subject to Section V (D) of this Final Judgment, the trustee may hire at the cost and expense of defendants any investment bankers, attorneys, or-other agents, who shall be solely accountable to the trustee, reasonably necessary in the trustee's judgment to assist in the divestiture.

        C. Defendants shall not object to a sale by the trustee on any ground other than the trustee's malfeasance. Any such objections by defendants must be conveyed in writing to the United States and the trustee within ten (10) calendar days after the trustee has provided the notice required under Section VI.

        D. The trustee shall serve at the cost and expense of defendants, on such terms and conditions as the plaintiff approves, and shall account for all monies derived from the sale of the assets sold by the trustee and costs and expenses so incurred. After approval by the Court of the trustee's accounting, including fees for its services and those of any professionals and agents retained by the trustee, all remaining money shall be paid to defendants and the trust shall then be terminated. The compensation of the trustee and any professionals and agents retained by the trustee shall be reasonable in light of the value of the Divestiture Assets and based on a fee arrangement providing the trustee with an incentive based on the price and terms of the divestiture and the speed with which it is accomplished, but timeliness is paramount.

        E. Defendants shall use their best efforts to assist the trustee in accomplishing the required divestiture. The trustee and any consultants, accountants, attorneys, and other persons retained by the trustee shall have full and complete access to the personnel, books, records, and facilities of the business to be divested, and defendants shall develop financial and other information relevant to such business as the trustee may reasonably request, subject to reasonable


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protection for trade secret or other confidential research, development, or commercial information, customer lists and information relating to patent applications. Defendants shall take no action to interfere with or to impede the trustee's accomplishment of the divestiture.

        F. After its appointment, the trustee shall file monthly reports with the United States and the Court setting forth the trustee's efforts to accomplish the divestiture ordered under this Final Judgment. To the extent such reports contain information that the trustee deems confidential or that would bc deemed confidential under Section V(E), such reports shall not be filed in the public docket of the Court. Such reports shall include the name, address, and telephone number of each person who, during the preceding month, made an offer to acquire, expressed an interest in acquiring, entered into negotiations to acquire, or was contacted or made an inquiry about acquiring, any interest in the Divestiture Assets, and shall describe in detail each contact with any such person. The trustee shall maintain full records of all efforts made to divest the Divestiture Assets.

        G. If the trustee has not accomplished such divestiture within six months after its appointment, the trustee shall promptly file with the Court a report setting forth (1) the trustee's efforts to accomplish the required divestiture, (2) the reasons, in the trustee's judgment, why the required divestiture has not been accomplished, and (3) the trustee's recommendations. To the extent such reports contain information that the trustee deems confidential or that would be deemed confidential under Section V(E), such reports shall not be filed in the public docket of the Court. The trustee shall at the same time furnish such reports to the plaintiff who shall have the right to make additional recommendations consistent with the purpose of the trust. The Court thereafter shall enter such orders as it shall deem appropriate to carry out the purpose of the Final Judgment, which may, if necessary, include extending the trust and the term of the trustee's appointment by a period requested by the United States.

                       VI. NOTICE OF PROPOSED DIVESTITURE

        A. Within two (2) business days following execution of a definitive divestiture agreement, defendants or the trustee, whichever is then responsible for effecting the divestiture


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required herein, shall notify the United States of any proposed divestiture required by Section IV or V of this Final Judgment. If the trustee is responsible, it shall similarly notify defendants- The notice shall set forth the details of the proposed divestiture and list the name, address, and telephone number of each person not previously identified who offered or expressed an interest in or desire to acquire any ownership interest in the Divestiture Assets, together with full details of the same.

        B. Within fifteen (15) calendar days of receipt by the United States of such notice, the United States may request from defendants, the proposed Acquirer, any other third party, or the trustee if applicable, additional information concerning the proposed divestiture, the proposed Acquirer, and any other potential Acquirer. Defendants and the trustee shall furnish any additional information requested within fifteen (15) calendar days of the receipt of the request, unless the parties shall otherwise agree.

        C. Within thirty (30) calendar days after receipt of the notice or within twenty (20) calendar days after the United States has been provided the additional information requested from defendants, the proposed Acquirer, any third party, and the trustee, whichever is later, the United States shall provide written notice to defendants and the trustee, if there is one, stating whether or not it objects to the proposed divestiture. If the United States provides written notice that it does not object, the divestiture may be consummated, subject only to defendants' limited fight to object to the sale under Section V(C) of this Final Judgment. Absent written notice that the United States does not object to the proposed Acquirer or upon objection by the United States, a divestiture proposed under Section IV or Section V shall not be consummated. Upon objection by defendants under Section V(C), a divestiture proposed under Section V shall not be consummated unless approved by the Court.

                                 VII. FINANCING

        Defendants shall not finance all or any part of any purchase made pursuant to Section IV or V of this Final Judgment.


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                          VIII. PRESERVATION OF ASSETS

        Until the divestiture required by this Final Judgment has been accomplished:

        A. Defendants shall provide sufficient working capital and lines and sources of credit to continue to maintain the Plant as an economically viable facility.

        B. Defendants shall not, except as part of a divestiture approved by the United States, remove, sell, lease, assign, transfer, pledge or otherwise dispose of any of the Divestiture Assets.

        C. Defendants shall take no action that would interfere with the ability of any trustee appointed pursuant to the Final Judgment to complete the divestiture to an Acquirer acceptable to the United States.

                                 IX. AFFIDAVITS

        A. Within twenty (20) calendar days of the filing of the proposed Final Judgment in this matter, and every thirty (30) calendar days thereafter until the divestiture has been completed under Section IV or V, defendants shall deliver to the United States an affidavit as to the fact and manner of its compliance with Section IV or V of this Final Judgment. Each such affidavit shall include the name, address, and telephone number of each person who, during the preceding thirty days, made an offer to acquire, expressed an interest in acquiring, entered into negotiations to acquire, or was contacted or made an inquiry about acquiring, any interest in the Divestiture Assets, and shall describe in detail each contact with any such person during that period. Each such affidavit shall also include a description of the efforts defendants have taken to solicit buyers for the Divestiture Assets, and to provide required information to prospective purchasers, including the limitations, if any, on such information. Assuming the information set forth in the affidavit is true and complete, any objection by the United States to information provided by defendants, including limitation on information, shall be made within fourteen
(14) days of receipt of such affidavit.

        B. Within twenty (20) calendar days of the filing of the proposed Final Judgment in this matter, defendants shall deliver to the United States an affidavit that describes in reasonable


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detail all actions defendants have taken and all steps defendants have implemented on an ongoing basis to comply with Section VIII of this Final Judgment. Defendants shall deliver to the United States an affidavit describing any changes to the efforts and actions outlined in defendants' earlier affidavits filed pursuant to this section within fifteen (15) calendar days after the change is implemented.

        C. Defendants shall keep all records of all efforts made to preserve and divest the Divestiture Assets until one year after such divestiture has been completed.

                            X. COMPLIANCE INSPECTION

        A. For the purposes of determining or securing compliance with this Final Judgment, or of determining whether the Final Judgment should be modified or vacated, and subject to any legally recognized privilege, from time to time duly authorized representatives of the United States Department of Justice, including consultants and other persons retained by the United States, shall, upon written request of a duly authorized representative of the Assistant Attorney General in charge of the Antitrust Division, and on reasonable notice to defendants, be permitted:

        (1) access during defendants' office hours to inspect and copy, or at plaintiff's option, to require defendants to provide copies of, all books, ledgers, accounts, records and documents in the possession, custody, or control of defendants, relating to any matters contained in this Final Judgment; and

        (2) to interview, either informally or on the record, defendants' officers, employees, or agents, who may have their individual counsel present, regarding such matters. The interviews shall be subject to the reasonable convenience of the interviewee and without restraint or interference by defendants,

        B. Upon the written request of a duly authorized representative of the Assistant Attorney General in charge of the Antitrust Division, defendants shall submit written reports, under oath if requested, relating to any of the matters contained in this Final Judgment as may be requested.

        C. No information or documents obtained by the means provided in this section or Section IX shall be divulged by the United States to any person other than an authorized representative of the executive branch of the United States, except as required by this Court, or in


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the course of legal proceedings to which the United States is a party (including grand jury proceedings), or for the purpose of securing compliance with this Final Judgment, or as otherwise required by law.

        D. If at the time information or documents are furnished by defendants to the United States, defendants represent and identify in writing the material in any such information or documents to which a claim of protection may be asserted under Rule 26(c)(7) of the Federal Rules of Civil Procedure, and defendants mark each pertinent page of such material, "Subject to claim of protection under Rule 26(c)(7) of the Federal Rules of Civil Procedure," then the United States shall give defendants ten (10) calendar days notice prior to divulging such material in any legal proceeding (other than a grand jury proceeding).

                              XI. NO REACQUISITION

        Defendants may not reacquire any part of the Divestiture Assets during the term of this Final Judgment.

                         XII. RETENTION OF JURISDICTION

        This Court retains jurisdiction to enable any party to this Final Judgment to apply to this Court at any time for further orders and directions as may be necessary or appropriate to carry out or construe this Final Judgment, to modify any of its provisions, to enforce compliance, and to punish violations of its provisions.

                       XIII. EXPIRATION OF FINAL JUDGMENT

        Unless this Court grants an extension, this Final Judgment shall expire ten years from the date of its entry.


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                       XIV. PUBLIC INTEREST DETERMINATION

        Entry of this Final Judgment is in the public interest.



        DATE: ____________________




                                  Court approval subject to procedures of
                                  Antitrust Procedures and Penalties Act,
                                  15 U.S.C.ss.16


                                  ----------------------------------
                                  UNITED STATES DISTRICT JUDGE


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                                   APPENDIX I


              UNITED STATES PATENTS ISSUED, ASSIGNED OR LICENSED TO
                                   3D SYSTEMS

-----------------   -----------------------------------------------
PATENT NO.          PATENT TITLE
-----------------   -----------------------------------------------
4,469,654           EDM Electrodes

4,491,558           Austenitic Manganese Steel-Containing
                    Composite Article

4,575,330           Apparatus for production of three-dimensional
                    objects by stereolithography

4,929,402           Method for production of three dimensional
                    objects by stereolithography

4,961,154           Three dimensional modeling apparatus

4,996,010           Methods and apparatus for production of
                    three-dimensional objects by
                    stereolithography

4,999,143           Methods and apparatus for production of
                    three-dimensional objects by
                    stereolithography

5,015,424           Methods and apparatus for production of
                    three-dimensional objects by stereolithography

5,058,988           Apparatus and method for profiling a beam

5,059,021           Apparatus and method for correcting for drift
                    in production of objects by stereolithography

5,059,359           Methods and apparatus for production of
                    three-dimensional objects by stereolithography

5,071,337           Apparatus for forming a solid three
                    dimensional object from a liquid medium

5,076,974           Methods of curing partially polymerized parts

5,096,530           Resin film recoating method and apparatus

5,104,592           Method of and apparatus for production of
                    three-dimensional objects by
                    stereolithography with reduced curl

5,123,734           Apparatus and method for calibrating and
                    normalizing a stereolithographic apparatus

5,130,064           Method of making a three dimensional object
                    by stereolithography


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


5,137,662           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,143,663           Stereolithography method and apparatus

5,164,128           Methods for curing partially polymerized parts

5,174,931           Method of and apparatus for making a three
                    dimensional product by stereolithography

5,182,055           Method of making a three-dimensional object
                    by stereolithography

5,182,056           Stereolithography method and apparatus
                    employing various penetration depths

5,182,715           Rapid and Accurate production of
                    stereolithographic parts

5,184,307           Method and apparatus for production of high
                    resolution three-dimensional objects by
                    stereolithography

5,192,469           Simultaneous multiple layer curing in
                    stereolithography

5,192,559           Apparatus for building three-dimensional
                    objects with sheets

5,209,878           Surface resolution in three-dimensional
                    objects by inclusion of thin fill layers

5,234,636           Method of coating stereolithographic parts

5,236,637           Method of and apparatus for production of
                    three-dimensional objects by stereolithography

5,238,639           Method and apparatus for stereolithographic
                    curl balancing

5,248,456           Method and apparatus for cleaning
                    stereolithographically produced objects

5,256,340           Method of making a three-dimensional object
                    by stereolithography

5,258,146           Method of and apparatus for measuring and
                    controlling fluid level in stereolithography

5,267,013           Apparatus and Method of profiling a beam

5,273.691           Stereolithographic curl reduction

5,3321,622          Boolean layer comparison slice

5,345,391           Method and apparatus for production of high
                    resolution three-dimensional objects by
                    stereolithography

5,358,673           Applicator device and method for dispensing a
                    liquid medium in a laser modeling machine


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


5,447,822           Apparatus and related method for forming a
                    substantially flat stereolithographic working surface

5,460,758           Method and apparatus for production of a
                    three-dimensional object

5,481,470           Boolean layer comparison slice

5,495,328           Apparatus and method for calibrating and
                    normalizing a stereolithographic apparatus

5,534,104           Method and apparatus for production of
                    three-dimensional objects

5,536,467           Method and apparatus for producing a
                    three-dimensional object

5,554,336           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,569,431           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,571,471           Method of production of three-dimensional
                    objects by stereolithography

5,573,722           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,582,876           Stereographic, apparatus and method

5,597,520           Simultaneous multiple layer curing in
                    stereolithography

5,609,812           Method of making a three-dimensional object
                    by stereolithography

5,609,813           Method of making a three-dimensional object
                    by stereolithography

5,610,824           Rapid and accurate production of
                    stereolithographic parts

5,630,981           Method for production of three-dimensional
                    objects by stereolithography

5,637,169           Method of building three-dimensional objects
                    with sheets

5,651,934           Recoating of stereolithographic layers

5,665,401           Apparatus for producing an object using
                    stereolithography

5,667,820           Apparatus for making solid three-dimensional
                    article from a liquid medium

5,688,464           Vibrationally enhanced stereolithographic
                    recoating

5,693,144           Vibrationally enhanced stereolithographic
                    recoating


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


5,711,911           Methods and apparatus for making a
                    three-dimensional object by stereolithography

5,745,834           Free Form Fabrication of Metallic Components

5,753,171           Method and apparatus for producing a
                    three-dimensional object

5,762,856           Method for production of three-dimensional
                    objects by stereolithography

5,772,947           Stereolithographic curl reduction

5,779,967           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,785,918           Method and apparatus for product-Ion of
                    three-dimensional objects by stereolithography

5,814,265           Method and apparatus for production of
                    three-dimensional objects by stereolithography

5,832,415           Method and apparatus for calibrating a
                    control apparatus for deflecting a laser beam

5,840,239           Apparatus and method for forming three-dimensional
                    objects in stereolithography utilizing a laser exposure system having a diode pumped frequency quadrupled solid state laser

5,854,748           Boolean layer comparison slice

5,855,718           Method and apparatus for making partially
                    solidified three-dimensional objects on a layer-by-layer basis from a solidifiable medium

5,870,307           Method and apparatus for production of high
                    resolution three-dimensional objects by
                    stereolithography

5,885,511           Method of making a solid three-dimensional
                    article from a liquid medium

5,891,382           Recoating of stereolithographic layers

5,897,825           Method for producing a three-dimensional
                    object

5,902,537           Rapid recoating of three-dimensional objects
                    formed on a cross-sectional basis

5,902,538           Simplified stereolithographic object
                    formation methods of overcoming minimum
                    recoating depth limitations

5,904,889           Apparatus and method for producing an object
                    using stereolithography

5,932,055           Direct Metal fabrication Using a Carbon

                    Precursor to Bind the "Green Form" Part and
                    Catalyze a Eutectic Reducing Element in a
                    Supersolidus Liquid Phase Sintering Process

5,932,059           Method for producing a three-dimensional
                    object

5,940,890           Apparatus and method for producing
                    three-dimensional objects

5,945,058           Method and apparatus for identifying surface
                    features associated with selected lamina of a three-dimensional object being formed stereographically

5,965,079           Method and apparatus for making a
                    three-dimensional object by stereolithography

5,989,476           Process of making a molded refractory article

5,999,184           Simultaneous multiple layer curing in
                    stereolithography

6,001,297           Method for controlling exposure of a
                    solidifiable medium using a pulsed radiation source in building a three-dimensional object using stereolithography

6,027,324           Apparatus for production of three dimensional
                    objects by stereolithography

6,029,096           Method and apparatus for identifying surface
                    features associated with selected lamina of a three dimensional object being stereolithographically formed

6,036,911           Method of making a three-dimensional object
                    by stereolithography

6,048,188           Stereolithographic curl reduction

6,048,487           Recoating stereolithographic layers

6,084,980           Method of and apparatus for deriving data
                    intermediate to cross-sectional data
                    descriptive of a three-dimensional object

6,103,176           Stereolithographic method and apparatus for
                    production of three dimensional objects using recoating parameters for groups of layers

6,110,409           Rapid prototyping process and apparatus

6,110,602           Method of making a three-dimensional object

6,126,884           Stereolithographic method and apparatus with
                    enhanced control of prescribed stimulation production and application

6,129,884           Stereolithographic method and apparatus with
                    enhanced control of prescribed stimulation production and application

6,132,667           Stereo lithographic method and apparatus with
                    enhanced control of prescribed stimulation production and application

6,153,142           Stereolithographic method and apparatus for
                    production of three dimensional objects with enhanced control of the build environment

6,153,312           Apparatus and methods for economically
                    fabricating molded refractory articles using refractory mix displacing elements

6,157,663           Laser with optimized coupling of pump light
                    to a gain medium in a side-pumped geometry

6,159,411           Rapid prototyping method and apparatus with
                    simplified build preparation for production of three dimensional objects

6,172,996           Apparatus and method for forming three-dimensional
                    objects in stereolithography utilizing a laser exposure system with a diode pumped frequency-multiplied solid state laser

6,179,601           Simplified stereolithographic object
                    formation methods of overcoming minimum
                    recoating depth limitations

6,215,095           Apparatus and method for controlling exposure of a
                    solidifiable medium using a pulsed radiation source in building a three dimensional object using stereolithography

6,224,816           Molding method, apparatus and device
                    including use of powder metal technology for forming a molding tool with thermal control elements

6,241,934           Stereolithographic method and apparatus with
                    enhanced control of prescribe stimulation production and application

6,261,077           Rapid prototyping apparatus with enhanced
                    thermal and/or vibrational stability for production of three dimensional objects

6,261,506           Method of making a three dimensional object

6,261,507           Method of and apparatus for making a three
                    dimensional object by stereolithography

6,264,873           Method of making a three-dimensional object
                    by stereolithography

                      CANADIAN PATENTS ISSUED TO 3D SYSTEMS


SERIAL NO.         TOPIC                               PATENT NO.
----------         -----------------------------       ----------
596827             Curl Reduction                      1339750
596825             Slice                               1338521
596826             Beam Profiling                      1334052
596838             Off-Peak Post Cure                  1338954
596850             Stress Reliefs                      1338628
596847             Supports                            1339751
612990             Doctor Blade/Liquid Leveling        1337955
616962             Beam Profiling Div.                 1340501
617113             SL Beam Profiling                   1341214
617087             SL Curl Reduction                   1340890


                      MEXICAN PATENTS ISSUED TO 3D SYSTEMS

SERIAL NO.         TOPIC                               PATENT NO.
----------         -------------------------------     ----------
975844             Rapid Recoating                     195669

      UNITED STATES PATENTS ISSUED, ASSIGNED OR LICENSED TO DTM CORPORATION


PATENT NO.                  PATENT TITLE
------------                ----------------------------------------------
4,863,5338                  Method and apparatus for producing parts by
                            selective sintering

4,938,816                   Selective laser sintering with assisted
                            powder handling

4,944,817                   Multiple material systems for selective beam
                            sintering

5,017,753                   Method and apparatus for producing parts by
                            selective sintering (Deckard)

5,076,869                   Multiple material systems for selective beam
                            sintering

5,132,143                   Method for producing parts (Deckard)

5,147,587                   Method of producing parts and molds using
                            composite ceramic powders

5,155,321                   Radiant heating apparatus for providing
                            uniform surface temperature useful in
                            selective laser sintering

5,156,697                   Selective laser sintering of parts by
                            compound formation of precursor powders

5,252,264                   Apparatus and method for producing parts with
                            multi-directional powder delivery

5,296,062                   Multiple material systems for selective beam
                            sintering

5,304,329                   Method of recovering recyclable unsintered,
                            powder from the part bed of a selective laser sintering machine

5,316,580                   Method and apparatus for producing parts by
                            selective sintering

5,342,919                   Sinterable Semi-Crystalline Powder and
                            Near-Fully Dense Article Formed Therewith

5,352,405                   Thermal control of selective laser sintering
                            via control of the laser scan

5,382,308                   Multiple material systems for selective beam
                            sintering

5,527,877                   Sinterable semi-crystalline powder and
                            near-fully dense article formed therewith

5,597,589                   Apparatus for producing parts by selective
                            sintering

5,616,294                   Method for producing parts by infiltration of
                            porous intermediate parts

5,639,070                   Method for producing parts by selective
                            sintering

5,640,667                   Laser-directed fabrication of full-density
                            metal articles using hot isostatic processing

5,648,450                   Sinterable semi-crystalline powder and
                            near-fully dense article formed therein

5,733,497                   Selective laser sintering with composite
                            plastic material

5,749,041                   Method of forming three-dimensional articles
                            using thermosetting materials

5,817,206                   Selective laser sintering of polymer powder
                            of controlled particle size distribution

5,990,268                   Sinterable semi -crystalline powder and near
                            fully dense article formed therewith

6,085,122                   End-of-vector laser power control in a
                            selective laser sintering system

6,136,948                   Sinterable semi-crystalline powder and
                            near-fully dense article formed therewith

6,151,345                   Laser power control with stretched initial
                            pulses

                                   APPENDIX II


                                       A.


                    FILED UNDER SEAL PURSUANT TO COURT ORDER

                                   APPENDIX II


                                       B.


                   CANADIAN PATENTS APPLIED FOR BY 3D SYSTEMS



SERIAL NO.                          TOPIC
----------                          ---------------------------

2072136                             Skintinuous/ Weave

2095225                             Layer Comparison

2186613                             SMLC/ Quickcast

                                  APPENDIX III


                    3D SYSTEMS' UNITED STATES INKJET PATENTS



4,992,806                         Method of jetting phase change ink

5,141,680                         Thermal Stereolithography

5,174,943                         Method for production of three-dimensional
                                  objects by stereolithography

5,313,232                         Method of jetting phase change ink

5,3344,298                        Apparatus for making three-dimensional
                                  objects by stereolithography

5,501,824                         Thermal stereolithography

5,569,349                         Thermal stereolithography

5,672,312                         Thermal stereolithography

5,676,904                         Thermal stereolithography

5,776,409                         Thermal stereolithograph using slice
                                  techniques

5,855,836                         Method for selective deposition modeling

5,943,235                         Rapid prototyping system and method with
                                  support region data processing

5,997,291                         Hot-melt material for heating plate

6,027,682                         Thermal stereolithograph using slice
                                  techniques

6,132,665                         Compositions and methods for selective
                                  deposition modeling

6,133,353                         Phase change solid imaging material

6,133,355                         Selective deposition modeling materials and
                                  method

6,136,252                         Apparatus for electro-chemical deposition
                                  with thermal anneal chamber

6,162,378                         Method and apparatus for variably controlling
                                  the temperature in a selective deposition modeling environment

6,193,923                         Selective deposition modeling method and
                                  apparatus for forming three-dimensional
                                  objects and supports

6,270,335                         Selective Deposition Modeling Method and
                                  Apparatus for Forming Three-Dimensional
                                  Objects and Supports

Des 420,371                       Rapid prototype machine

Des 422,609                       Container for material loading

423,023                           Rapid prototype machine

                                   APPENDIX IV


                    FILED UNDER SEAL PURSUANT TO COURT ORDER

                                   APPENDIX V


                 PATENTS LICENSED TO 3D SYSTEMS WITH NO RIGHT TO
                                   SUBLICENSE

PATENT NO.                                        ASSIGNEE
-------------                                     ---------------------------
4,704,503                                         Patlex Corporation

4,746,201                                         Patlex Corporation

5,253,177                                         NTT Data/ CMET Inc.

5,415,820                                         NTT Data/ CMET Inc.



              PATENTS LICENSED TO DTM CORPORATION WITH NO RIGHT TO
                                   SUBLICENSE

PATENT NO.                                        ASSIGNEE
-------------                                     ---------------------------
5,745,834                                         Rockwell Science

5,932,055                                         Rockwell Science